Exhibit 99.1

Reliance Global Group Announces Special Cash Dividend of $0.03 Per Share

LAKEWOOD, N.J., September 29, 2025 — Reliance Global Group, Inc. (Nasdaq: RELI) (“Reliance”, “we” or the “Company”) today announced that its Board of Directors has declared a special cash dividend of $0.03 per common share, payable on or about December 2, 2025, to stockholders of record as of October 30, 2025.

Ezra Beyman, CEO of Reliance Global Group, commented, “We are pleased to announce this special dividend as a way of rewarding our loyal shareholders who have continued to support the Company as we execute on our growth strategy. Over the past several quarters, we have made significant progress strengthening both our financial performance and balance sheet, and we believe this distribution underscores the confidence we have in the sustainability of our business model. While we remain focused on driving long-term growth through our Insurtech platform and agency network, we are equally committed to delivering near-term value to our shareholders. Importantly, this dividend also reflects the disciplined approach we are taking to capital allocation, which includes our recently announced crypto asset strategy. By thoughtfully building a diversified digital asset portfolio, beginning with Ethereum and Cardano, we are seeking to enhance both our long-term treasury management and overall shareholder value.”

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements by terminology such as “may,” “should,” “could,” “would,” “will,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “continue,” “potential,” and similar expressions.

Forward-looking statements in this press release include, without limitation, statements regarding: (i) the declaration, timing, mechanics and payment of the one-time cash dividend of $0.03 per share, including the record date of October 30, 2025 and the anticipated payment date of December 2, 2025; (ii) our expectations regarding liquidity, cash flows, and balance sheet strength sufficient to fund the dividend and ongoing operations; (iii) our capital allocation strategy, including potential future dividends or other returns of capital (if any), which remain at the discretion of the Board; (iv) our expectations about operational execution and growth of our Insurtech platform and agency network; and (v) our broader business strategy and treasury management initiatives, which may include our previously disclosed digital asset strategy.

These forward-looking statements are based on a number of assumptions, including that: (a) we maintain sufficient cash and availability under existing resources to fund the dividend and our business; (b) there are no unexpected delays or issues with transfer agent, banking or market infrastructure that could affect dividend processing; (c) market, economic and regulatory conditions remain consistent with management’s current expectations; and (d) our operating performance and capital needs are generally in line with plan.

Actual results could differ materially from those anticipated due to risks and uncertainties, including, among others: our ability to generate cash and maintain required liquidity; changes in financial, market, economic or regulatory conditions; potential operational or processing issues related to dividend payments; the possibility that the ex-dividend date or other logistics determined by the exchange differ from current expectations; our ability to execute on our operational initiatives and growth strategy; and other risks described under “Risk Factors” in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and subsequent filings.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Except as required by law, Reliance Global Group, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

Crescendo Communications, LLC
Tel: +1 (212) 671-1020
Email: RELI@crescendo-ir.com